Provisions	12 Months Ended
Dec. 31, 2021
Provisions [abstract]
Provisions
16.	Provisions

		Self insurance	Other	Total
Balance at December 31, 2019		39,188	1,598	40,786
Additions through business combinations	5	-	338	338
Provisions made during the year		48,534	9,685	58,219
Provisions used during the year		(32,439)	(4,060)	(36,499)
Provisions reversed during the year		(8,795)	(1,177)	(9,972)
Unwind of discount on long-term provisions		1,012	-	1,012
Sale of business		(47)	-	(47)
Effect of movements in exchange rates		280	138	418
Balance at December 31, 2020		47,733	6,522	54,255
Additions through business combinations	5	125	50,449	50,574
Provisions made during the year		94,885	4,352	99,237
Provisions used during the year		(62,836)	(7,977)	(70,813)
Provisions reversed during the year		(9,259)	-	(9,259)
Unwind of discount on long-term provisions		(929)	-	(929)
Effect of movements in exchange rates		(252)	(171)	(423)
Balance at December 31, 2021		69,467	53,175	122,642

As at December 31, 2021
Current provisions		26,771	12,241	39,012
Non-current provisions		42,696	40,934	83,630
		69,467	53,175	122,642

As at December 31, 2020
Current provisions		14,040	3,412	17,452
Non-current provisions		33,693	3,110	36,803
		47,733	6,522	54,255
Self-insurance provisions represent the uninsured portion of outstanding claims at year-end.
The current portion reflects the amount expected to be paid in the following year. Due to the long-term nature of the liability, the provision has been calculated using a discount rate of 1.3% (2020 – 0.7%). Other provisions include mainly litigation provisions of $35.8 million (2020 – $3.2 million). Litigation provisions contain various pending claims for which management used judgement and assumptions about future events. The outcomes will depend on future claim developments.